SECURITIES AND EXCHANGE COMMISSION


                     Washington, D. C. 20549


                            FORM 8-K


                         CURRENT REPORT


                  Pursuant to Section 13 of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) - August 1, 1996


                     FOREST OIL CORPORATION
     (Exact name of registrant as specified in its charter)


   New York                  0-4597                   25-0484900
(State or other juris-      (Commission             (IRS Employer
diction of incorporation)   file number)         Identification No.)


 2200 Colorado State Bank Building, 1600 Broadway, Denver, CO  80202
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (303) 812-1400

Item 5.  Other Events

       For information concerning this item, please refer to Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

       (c)  Exhibits

           (99.1)    Forest Oil Corporation press release announcing that
           The Anschutz Corporation has exercised its option to purchase 2.25 million shares of Forest's Common stock for $26.2 million.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOREST OIL CORPORATION
                                        (Registrant)



Dated:  August 7, 1996             By:  /s/ Daniel L. McNamara

                                      Daniel L. McNamara
                                      Secretary